Exhibit 99.1

Newell Rubbermaid Provides Historical Segment

Information Reflecting New Reporting Structure

ATLANTA, November 27, 2012 – Newell Rubbermaid (NYSE: NWL) today released historical segment financial data to reflect the realignment of its business. Effective October 2012, the company committed to an expansion of Project Renewal, designed to further simplify and align the business around two key activities – Brand & Category Development and Market Execution & Delivery. As part of the expanded program, the company’s Consumer and Professional groups were eliminated and the company’s nine global business units were streamlined into six business segments. The six business segments and the brands included in each of the six business segments are as follows:

•   Tools: Irwin® and Lenox® tools and Dymo® industrial

•   Commercial Products: Rubbermaid Commercial Products® and Rubbermaid® Healthcare

•   Writing: Sharpie®, Paper Mate®, Expo®, Prismacolor®, Parker® and Waterman®

•   Baby & Parenting: Graco®, Aprica® and Teutonia®

•   Home Solutions: Rubbermaid®, Calphalon®, Levolor®, Kirsch® and Goody®

•   Specialty: Bulldog®, Ashland®, Shur-Line®, Dymo® office, Endicia® and Mimio®

The historical segment financial data and segment core sales data are attached and can also be found in the Quarterly Earnings section of the company’s investor relations Web site at www.newellrubbermaid.com. While investors are being provided historical segment financial information reflecting the prospective changes in business segments, the company has in no way revised or restated its historical financial statements for any period.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

The company uses certain financial measures that are included in this press release and the additional financial information both in explaining its results to stockholders and the investment community and in its internal evaluation and management of its businesses. The company’s management believes that these measures — including those that are “non-GAAP financial measures” — and the information they provide are useful to investors since these measures (a) permit investors to view the company’s performance using the same tools that company management uses to evaluate the company’s past performance, business segments and prospects for future performance and (b) determine certain elements of management’s incentive compensation.

The company’s management believes that core sales, as reflected in the Currency Analysis, is useful to investors because it demonstrates the effect of foreign currency translation on reported sales. The effect of foreign currency translation on reported sales is determined by applying the current year and prior year monthly exchange rates to the local currency sales amounts in the current year period, with the difference in these two amounts being the currency impact from last year to this year and the residual representing changes attributable to core sales. The company’s management believes that “Normalized” operating income is useful because it provides investors with a meaningful perspective on the current underlying performance of the company’s core ongoing operations. The company uses both core sales and normalized results as two of the three performance criteria in its management cash bonus plan.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

While the company believes that these non-GAAP financial measures are useful in evaluating the company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with 2011 sales of approximately $5.9 billion and a strong portfolio of leading brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Rubbermaid Commercial Products® and Aprica®.

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:

Nancy O’Donnell	David Doolittle
Vice President, Investor Relations	Vice President, Corporate Communications
+1 (770) 418-7723	+1 (770) 418-7519

NWL-EA

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

Newell Rubbermaid Inc.

Financial Worksheet- Segment Reporting

(In Millions)

	2012					2011
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
						Net Sales					$	%	$	%
Q1:
Home Solutions	$349.5	$35.5	$—	$35.5	10.2%	$383.9	$49.2	$—	$49.2	12.8%	$(34.4)	(9.0)%	$(13.7)	(27.8)%
Writing	290.1	40.0	—	40.0	13.8%	272.5	41.6	—	41.6	15.3%	17.6	6.5%	(1.6)	(3.8)%
Tools	190.6	28.7	—	28.7	15.1%	168.4	23.6	—	23.6	14.0%	22.2	13.2%	5.1	21.6%
Commercial Products	175.4	18.6	—	18.6	10.6%	166.5	20.8	—	20.8	12.5%	8.9	5.3%	(2.2)	(10.6)%
Baby & Parenting	182.2	22.4	—	22.4	12.3%	150.3	7.4	—	7.4	4.9%	31.9	21.2%	15.0	202.7%
Specialty	144.6	23.4	—	23.4	16.2%	132.6	15.7	—	15.7	11.8%	12.0	9.0%	7.7	49.0%
Restructuring Costs	—	(12.7)	12.7	—		—	(5.8)	5.8	—		—		—
Corporate	—	(31.7)	10.0	(21.7)		—	(24.5)	5.3	(19.2)		—		(2.5)	(13.0)%

Total	$1,332.4	$124.2	$22.7	$146.9	11.0%	$1,274.2	$128.0	$11.1	$139.1	10.9%	$58.2	4.6%	$7.8	5.6%

	2012					2011
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
	Net Sales					Net Sales					$	%	$	%
Q2:
Home Solutions	$414.0	$47.6	$—	$47.6	11.5%	$426.1	$51.6	$—	$51.6	12.1%	$(12.1)	(2.8)%	$(4.0)	(7.8)%
Writing	394.4	98.0	—	98.0	24.8%	407.7	91.9	—	91.9	22.5%	(13.3)	(3.3)%	6.1	6.6%
Tools	202.4	30.5	—	30.5	15.1%	200.2	30.6	—	30.6	15.3%	2.2	1.1%	(0.1)	(0.3)%
Commercial Products	190.1	21.1	—	21.1	11.1%	194.7	30.1	—	30.1	15.5%	(4.6)	(2.4)%	(9.0)	(29.9)%
Baby & Parenting	182.4	19.2	—	19.2	10.5%	175.2	13.0	—	13.0	7.4%	7.2	4.1%	6.2	47.7%
Specialty	132.9	12.0	—	12.0	9.0%	141.4	8.9	—	8.9	6.3%	(8.5)	(6.0)%	3.1	34.8%
Restructuring Costs	—	(11.1)	11.1	—		—	(1.0)	1.0	—		—		—
Corporate	—	(31.8)	10.5	(21.3)		—	(29.2)	9.0	(20.2)		—		(1.1)	(5.4)%

Total	$1,516.2	$185.5	$21.6	$207.1	13.7%	$1,545.3	$195.9	$10.0	$205.9	13.3%	$(29.1)	(1.9)%	$1.2	0.6%

	2012					2011
		Reconciliation (1)					Reconciliation (1,2)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
	Net Sales					Net Sales					$	%	$	%
Q3:
Home Solutions	$427.4	$69.6	$2.0	$71.6	16.8%	$450.6	70.9	$—	$70.9	15.7%	$(23.2)	(5.1)%	$0.7	1.0%
Writing	387.2	68.3	1.2	69.5	17.9%	381.5	57.9	—	57.9	15.2%	5.7	1.5%	11.6	20.0%
Tools	203.6	26.8	—	26.8	13.2%	208.7	34.6	—	34.6	16.6%	(5.1)	(2.4)%	(7.8)	(22.5)%
Commercial Products	205.6	31.2	—	31.2	15.2%	193.3	29.6	—	29.6	15.3%	12.3	6.4%	1.6	5.4%
Baby & Parenting	185.3	18.3	—	18.3	9.9%	176.2	17.7	—	17.7	10.0%	9.1	5.2%	0.6	3.4%
Specialty	126.2	12.6	—	12.6	10.0%	139.6	20.3	—	20.3	14.5%	(13.4)	(9.6)%	(7.7)	(37.9)%
Impairment Charges	—	—	—	—		—	(382.6)	382.6	—		—		—
Restructuring Costs	—	(13.7)	13.7	—		—	(5.5)	5.5	—		—		—
Corporate	—	(24.7)	5.4	(19.3)		—	(35.1)	15.9	(19.2)		—		(0.1)	0.5%

Total	$1,535.3	$188.4	$22.3	$210.7	13.7%	$1,549.9	$(192.2)	$404.0	$211.8	13.7%	$(14.6)	(0.9)%	$(1.1)	(0.5)%

	2012					2011
		Reconciliation (1)				Net Sales	Reconciliation (1,2)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
	Net Sales										$	%	$	%
YTD:
Home Solutions	$1,190.9	$152.7	$2.0	$154.7	13.0%	$1,260.6	$171.7	$—	$171.7	13.6%	$(69.7)	(5.5)%	$(17.0)	(9.9)%
Writing	1,071.7	206.3	1.2	207.5	19.4%	1,061.7	191.4	—	191.4	18.0%	10.0	0.9%	16.1	8.4%
Tools	596.6	86.0	—	86.0	14.4%	577.3	88.8	—	88.8	15.4%	19.3	3.3%	(2.8)	(3.2)%
Commercial Products	571.1	70.9	—	70.9	12.4%	554.5	80.5	—	80.5	14.5%	16.6	3.0%	(9.6)	(11.9)%
Baby & Parenting	549.9	59.9	—	59.9	10.9%	501.7	38.1	—	38.1	7.6%	48.2	9.6%	21.8	57.2%
Specialty	403.7	48.0	—	48.0	11.9%	413.6	44.9	—	44.9	10.9%	(9.9)	(2.4)%	3.1	6.9%
Impairment Charges	—	—	—	—		—	(382.6)	382.6	—		—		—
Restructuring Costs	—	(37.5)	37.5	—		—	(12.3)	12.3	—		—		—
Corporate	—	(88.2)	25.9	(62.3)		—	(88.8)	30.2	(58.6)		—		(3.7)	6.3%

Total	$4,383.9	$498.1	$66.6	$564.7	12.9%	$4,369.4	$131.7	$425.1	$556.8	12.7%	$14.5	0.3%	$7.9	1.4%

(1)	Excluded items consist of restructuring-related and restructuring costs. Restructuring-related and restructuring costs of $29.1 million and $37.5 million, respectively, incurred during the 2012 periods relate to the European Transformation Plan and Project Renewal. For 2011, restructuring-related and restructuring costs of $25.8 million and $12.3 million, respectively, relate to the European Transformation Plan. Additionally, excluded items for the three and nine months ended September 30, 2011 include $4.4 million of incremental SG&A costs resulting from the Company’s CEO transition during 2011.
(2)	Normalized operating income for the three and nine months ended September 30, 2011 exclude impairment charges of $382.6 million relating primarily to the impairment of goodwill for the Baby & Parenting and Hardware businesses.

Newell Rubbermaid Inc.

Financial Worksheet- Segment Reporting

(In Millions)

	2011					2010
	Net Sales	Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
											$	%	$	%
Q1:
Home Solutions	$383.9	$49.2	$—	$49.2	12.8%	$386.6	$58.7	$—	$58.7	15.2%	$(2.7)	(0.7)%	$(9.5)	(16.2)%
Writing	272.5	41.6	—	41.6	15.3%	264.3	28.3	—	28.3	10.7%	8.2	3.1%	13.3	47.0%
Tools	168.4	23.6	—	23.6	14.0%	148.4	15.8	—	15.8	10.6%	20.0	13.5%	7.8	49.4%
Commercial Products	166.5	20.8	—	20.8	12.5%	174.8	31.1	—	31.1	17.8%	(8.3)	(4.7)%	(10.3)	(33.1)%
Baby & Parenting	150.3	7.4	—	7.4	4.9%	170.2	10.1	—	10.1	5.9%	(19.9)	(11.7)%	(2.7)	(26.7)%
Specialty	132.6	15.7	—	15.7	11.8%	135.1	21.9	—	21.9	16.2%	(2.5)	(1.9)%	(6.2)	(28.3)%
Restructuring Costs	—	(5.8)	5.8	—		—	(16.0)	16.0	—		—		—
Corporate	—	(24.5)	5.3	(19.2)		—	(21.6)	—	(21.6)		—		2.4	11.1%

Total	$1,274.2	$128.0	$11.1	$139.1	10.9%	$1,279.4	$128.3	$16.0	$144.3	11.3%	$(5.2)	(0.4)%	$(5.2)	(3.6)%

	2011					2010
	Net Sales	Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
											$	%	$	%
Q2:
Home Solutions	$426.1	$51.6	$—	$51.6	12.1%	$402.2	$55.0	$—	$55.0	13.7%	$23.9	5.9%	$(3.4)	(6.2)%
Writing	407.7	91.9	—	91.9	22.5%	398.5	89.6	—	89.6	22.5%	9.2	2.3%	2.3	2.6%
Tools	200.2	30.6	—	30.6	15.3%	176.3	27.6	—	27.6	15.7%	23.9	13.6%	3.0	10.9%
Commercial Products	194.7	30.1	—	30.1	15.5%	164.6	35.5	—	35.5	21.6%	30.1	18.3%	(5.4)	(15.2)%
Baby & Parenting	175.2	13.0	—	13.0	7.4%	189.8	20.6	—	20.6	10.9%	(14.6)	(7.7)%	(7.6)	(36.9)%
Specialty	141.4	8.9	—	8.9	6.3%	140.4	15.5	—	15.5	11.0%	1.0	0.7%	(6.6)	(42.6)%
Restructuring Costs	—	(1.0)	1.0	—		—	(21.1)	21.1	—		—		—
Corporate	—	(29.2)	9.0	(20.2)		—	(20.4)	1.6	(18.8)		—		(1.4)	(7.4)%

Total	$1,545.3	$195.9	$10.0	$205.9	13.3%	$1,471.8	$202.3	$22.7	$225.0	15.3%	$73.5	5.0%	$(19.1)	(8.5)%

	2011					2010
	Net Sales	Reconciliation (1,2)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
											$	%	$	%
Q3:
Home Solutions	$450.6	70.9	$—	$70.9	15.7%	$437.3	64.2	$—	$64.2	14.7%	$13.3	3.0%	$6.7	10.4%
Writing	381.5	57.9	—	57.9	15.2%	367.4	61.7	—	61.7	16.8%	14.1	3.8%	(3.8)	(6.2)%
Tools	208.7	34.6	—	34.6	16.6%	179.7	29.1	—	29.1	16.2%	29.0	16.1%	5.5	18.9%
Commercial Products	193.3	29.6	—	29.6	15.3%	175.3	34.3	—	34.3	19.6%	18.0	10.3%	(4.7)	(13.7)%
Baby & Parenting	176.2	17.7	—	17.7	10.0%	171.4	11.9	—	11.9	6.9%	4.8	2.8%	5.8	48.7%
Specialty	139.6	20.3	—	20.3	14.5%	134.4	16.4	—	16.4	12.2%	5.2	3.9%	3.9	23.8%
Impairment Charges	—	(382.6)	382.6	—		—	—	—	—		—		—
Restructuring Costs	—	(5.5)	5.5	—		—	(16.2)	16.2	—		—		—
Corporate	—	(35.1)	15.9	(19.2)		—	(26.8)	6.9	(19.9)		—		0.7	3.5%

Total	$1,549.9	$(192.2)	$404.0	$211.8	13.7%	$1,465.5	$174.6	$23.1	$197.7	13.5%	$84.4	5.8%	$14.1	7.1%

	2011					2010
	Net Sales	Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
											$	%	$	%
Q4:
Home Solutions	$449.6	$57.2	$—	$57.2	12.7%	$451.9	$50.4	$—	$50.4	11.2%	$(2.3)	(0.5)%	$6.8	13.5%
Writing	337.6	55.5	—	55.5	16.4%	325.6	42.8	—	42.8	13.1%	12.0	3.7%	12.7	29.7%
Tools	202.3	30.3	—	30.3	15.0%	183.2	20.5	—	20.5	11.2%	19.1	10.4%	9.8	47.8%
Commercial Products	187.0	27.8	—	27.8	14.9%	168.4	33.3	—	33.3	19.8%	18.6	11.0%	(5.5)	(16.5)%
Baby & Parenting	178.7	13.5	—	13.5	7.6%	168.8	10.8	—	10.8	6.4%	9.9	5.9%	2.7	25.0%
Specialty	140.0	15.3	—	15.3	10.9%	143.6	12.7	—	12.7	8.8%	(3.6)	(2.5)%	2.6	20.5%
Restructuring Costs	—	(37.8)	37.8	—		—	(24.1)	24.1	—		—		—
Corporate	—	(36.3)	13.5	(22.8)		—	(28.1)	6.7	(21.4)		—		(1.4)	(6.5)%

Total	$1,495.2	$125.5	$51.3	$176.8	11.8%	$1,441.5	$118.3	$30.8	$149.1	10.3%	$53.7	3.7%	$27.7	18.6%

	2011					2010
	Net Sales	Reconciliation (1,2)					Reconciliation (1)				Year-over-year changes
		Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales		Normalized OI
											$	%	$	%
YTD:
Home Solutions	$1,710.2	$228.9	$—	$228.9	13.4%	$1,678.0	$228.3	$—	$228.3	13.6%	$32.2	1.9%	$0.6	0.3%
Writing	1,399.3	246.9	—	246.9	17.6%	1,355.8	222.4	—	222.4	16.4%	43.5	3.2%	24.5	11.0%
Tools	779.6	119.1	—	119.1	15.3%	687.6	93.0	—	93.0	13.5%	92.0	13.4%	26.1	28.1%
Commercial Products	741.5	108.3	—	108.3	14.6%	683.1	134.2	—	134.2	19.6%	58.4	8.5%	(25.9)	(19.3)%
Baby & Parenting	680.4	51.6	—	51.6	7.6%	700.2	53.4	—	53.4	7.6%	(19.8)	(2.8)%	(1.8)	(3.4)%
Specialty	553.6	60.2	—	60.2	10.9%	553.5	66.5	—	66.5	12.0%	0.1	0.0%	(6.3)	(9.5)%
Impairment Charges	—	(382.6)	382.6	—		—	—	—	—		—		—
Restructuring Costs	—	(50.1)	50.1	—		—	(77.4)	77.4	—		—		—
Corporate	—	(125.1)	43.7	(81.4)		—	(96.9)	15.2	(81.7)		—		0.3	0.4%

Total	$5,864.6	$257.2	$476.4	$733.6	12.5%	$5,658.2	$623.5	$92.6	$716.1	12.7%	$206.4	3.6%	$17.5	2.4%

(1)	Excluded items consist of restructuring-related and restructuring costs. For 2011, restructuring-related and restructuring costs of $37.4 million and $50.1 million, respectively, relate to the European Transformation Plan and Project Renewal. Additionally, Normalized OI for the three months ended September 30, 2011 and December 31, 2011 and the year ended December 31, 2011 excludes incremental SG&A costs resulting from the Company’s CEO transition during 2011, which totaled $6.3 million. For 2010, restructuring-related costs of $15.2 million relate to the European Transformation Plan, and restructuring costs of $77.4 million relate to Project Acceleration.
(2)	Normalized operating income for the three months ended September 30, 2011 and the year ended December 31, 2011 exclude impairment charges of $382.6 million relating primarily to the impairment of goodwill for the Baby & Parenting and Hardware businesses.

Newell Rubbermaid Inc.

Currency Analysis by Segment

(In Millions)

	Q1 2012			Q1 2011	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$349.5	$1.0	$350.5	$383.9	(8.7)%	(9.0)%	(0.3)%
Writing	290.1	2.6	292.7	272.5	7.4%	6.5%	(0.9)%
Tools	190.6	1.7	192.3	168.4	14.2%	13.2%	(1.0)%
Commercial Products	175.4	1.0	176.4	166.5	5.9%	5.3%	(0.6)%
Baby & Parenting	182.2	0.2	182.4	150.3	21.4%	21.2%	(0.2)%
Specialty	144.6	1.3	145.9	132.6	10.0%	9.0%	(1.0)%

Total Company	$1,332.4	$7.8	$1,340.2	$1,274.2	5.2%	4.6%	(0.6)%

	Q2 2012			Q2 2011	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$414.0	$2.7	$416.7	$426.1	(2.2)%	(2.8)%	(0.6)%
Writing	394.4	12.1	406.5	407.7	(0.3)%	(3.3)%	(3.0)%
Tools	202.4	10.2	212.6	200.2	6.2%	1.1%	(5.1)%
Commercial Products	190.1	3.1	193.2	194.7	(0.8)%	(2.4)%	(1.6)%
Baby & Parenting	182.4	3.1	185.5	175.2	5.9%	4.1%	(1.8)%
Specialty	132.9	3.7	136.6	141.4	(3.4)%	(6.0)%	(2.6)%

Total Company	$1,516.2	$34.9	$1,551.1	$1,545.3	0.4%	(1.9)%	(2.3)%

	Q3 2012			Q3 2011	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$427.4	$2.7	$430.1	$450.6	(4.5)%	(5.1)%	(0.6)%
Writing	387.2	11.5	398.7	381.5	4.5%	1.5%	(3.0)%
Tools	203.6	11.4	215.0	208.7	3.0%	(2.4)%	(5.4)%
Commercial Products	205.6	3.7	209.3	193.3	8.3%	6.4%	(1.9)%
Baby & Parenting	185.3	4.7	190.0	176.2	7.8%	5.2%	(2.6)%
Specialty	126.2	4.5	130.7	139.6	(6.4)%	(9.6)%	(3.2)%

Total Company	$1,535.3	$38.5	$1,573.8	$1,549.9	1.5%	(0.9)%	(2.4)%

	YTD Q3 2012			YTD Q3 2011	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$1,190.9	$6.4	$1,197.3	$1,260.6	(5.0)%	(5.5)%	(0.5)%
Writing	1,071.7	26.2	1,097.9	1,061.7	3.4%	0.9%	(2.5)%
Tools	596.6	23.3	619.9	577.3	7.4%	3.3%	(4.1)%
Commercial Products	571.1	7.8	578.9	554.5	4.4%	3.0%	(1.4)%
Baby & Parenting	549.9	8.0	557.9	501.7	11.2%	9.6%	(1.6)%
Specialty	403.7	9.5	413.2	413.6	(0.1)%	(2.4)%	(2.3)%

Total Company	$4,383.9	$81.2	$4,465.1	$4,369.4	2.2%	0.3%	(1.9)%

(1)-	“Core Sales” is determined by applying the prior year monthly exchange rates to the current year local currency monthly sales amounts, with the difference in the current year reported sales and Core Sales representing changes attributable to foreign currency translation, reported in the table as “Currency Impact”.

Newell Rubbermaid Inc.

Currency Analysis by Segment

(In Millions)

	Q1 2011			Q1 2010	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$383.9	$(3.2)	$380.7	$386.6	(1.5)%	(0.7)%	0.8%
Writing	272.5	(6.2)	266.3	264.3	0.8%	3.1%	2.3%
Tools	168.4	(4.0)	164.4	148.4	10.8%	13.5%	2.7%
Commercial Products	166.5	(1.3)	165.2	174.8	(5.5)%	(4.7)%	0.8%
Baby & Parenting	150.3	(2.5)	147.8	170.2	(13.2)%	(11.7)%	1.5%
Specialty	132.6	(1.3)	131.3	135.1	(2.8)%	(1.9)%	0.9%

Total Company	$1,274.2	$(18.5)	$1,255.7	$1,279.4	(1.9)%	(0.4)%	1.5%

	Q2 2011			Q2 2010	Year-Over-Year Increase (Decrease)
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$426.1	$(4.1)	$422.0	$402.2	4.9%	5.9%	1.0%
Writing	407.7	(17.2)	390.5	398.5	(2.0)%	2.3%	4.3%
Tools	200.2	(9.8)	190.4	176.3	8.0%	13.6%	5.6%
Commercial Products	194.7	(3.7)	191.0	164.6	16.0%	18.3%	2.3%
Baby & Parenting	175.2	(7.7)	167.5	189.8	(11.7)%	(7.7)%	4.0%
Specialty	141.4	(5.7)	135.7	140.4	(3.3)%	0.7%	4.0%

Total Company	$1,545.3	$(48.2)	$1,497.1	$1,471.8	1.7%	5.0%	3.3%

	Q3 2011			Q3 2010	Year-Over-Year Increase (Decrease)
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$450.6	$(4.6)	$446.0	$437.3	2.0%	3.0%	1.0%
Writing	381.5	(10.4)	371.1	367.4	1.0%	3.8%	2.8%
Tools	208.7	(8.2)	200.5	179.7	11.6%	16.1%	4.5%
Commercial Products	193.3	(3.0)	190.3	175.3	8.6%	10.3%	1.7%
Baby & Parenting	176.2	(6.3)	169.9	171.4	(0.9)%	2.8%	3.7%
Specialty	139.6	(4.6)	135.0	134.4	0.4%	3.9%	3.5%

Total Company	$1,549.9	$(37.1)	$1,512.8	$1,465.5	3.3%	5.8%	2.5%

	Q4 2011			Q4 2010	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$449.6	$0.3	$449.9	$451.9	(0.4)%	(0.5)%	(0.1)%
Writing	337.6	0.5	338.1	325.6	3.8%	3.7%	(0.1)%
Tools	202.3	0.9	203.2	183.2	10.9%	10.4%	(0.5)%
Commercial Products	187.0	0.3	187.3	168.4	11.2%	11.0%	(0.2)%
Baby & Parenting	178.7	(2.3)	176.4	168.8	4.5%	5.9%	1.4%
Specialty	140.0	(0.3)	139.7	143.6	(2.7)%	(2.5)%	0.2%

Total Company	$1,495.2	$(0.6)	$1,494.6	$1,441.5	3.7%	3.7%	0.0%

	YTD Q4 2011			YTD Q4 2010	Year-Over-Year Increase (Decrease)
	Sales as Reported	Currency Impact	Core Sales (1)	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
Home Solutions	$1,710.2	$(11.6)	$1,698.6	$1,678.0	1.2%	1.9%	0.7%
Writing	1,399.3	(33.3)	1,366.0	1,355.8	0.8%	3.2%	2.4%
Tools	779.6	(21.1)	758.5	687.6	10.3%	13.4%	3.1%
Commercial Products	741.5	(7.7)	733.8	683.1	7.4%	8.5%	1.1%
Baby & Parenting	680.4	(18.8)	661.6	700.2	(5.5)%	(2.8)%	2.7%
Specialty	553.6	(11.9)	541.7	553.5	(2.1)%	0.0%	2.1%

Total Company	$5,864.6	$(104.4)	$5,760.2	$5,658.2	1.8%	3.6%	1.8%

(1)-	“Core Sales” is determined by applying the prior year monthly exchange rates to the current year local currency monthly sales amounts, with the difference in the current year reported sales and Core Sales representing changes attributable to foreign currency translation, reported in the table as “Currency Impact”.